Exhibit 99.1

Avalara Acquires Track1099 to Help Businesses Manage IRS Form

Filing Requirements

SEATTLE, WA — October 1, 2021 — Avalara (NYSE: AVLR), a leading provider of tax compliance automation software for businesses of all sizes, today announced it has acquired Track1099 LLC, a company that provides online software and services for cost-effectively managing, e-filing, and e-delivering IRS forms, including 1099s, W-2s, W-9s, and more.

Every year, businesses must file information and withholding forms to report employee and contractor income to the IRS. There were an estimated 3.5 billion of these forms filed in 2020. Moving forward, more companies will be required to e-file when the IRS reduces the e-filing threshold from 250 to 100 forms for each business. Track1099 supported more than 40,000 customers with their filing needs in tax year 2020. To best serve the needs of its customers, Track1099 provides 1099 filing on a cost-effective, tiered, per-form pricing basis and an annual subscription for W-9s.

Federal and state regulations for compliance are constantly changing. For example, in tax year 2020, the 1099-NEC was introduced to replace 1099-MISC Box 7 for nonemployee compensation. Several states changed their mandatory filing requirements to adjust for this new form. The addition of Track1099’s software to Avalara’s suite of compliance management services will simplify federal and state electronic filing compliance for businesses of all sizes.

“1099 and employee tax documentation is a resource-intensive process for businesses of all sizes. Adding 1099s, W-9s, and other forms to our compliance documents portfolio further extends the value we can provide to customers to manage their end-to-end compliance,” said Jayme Fishman, EVP of Corporate Development at Avalara. “By integrating Track1099’s capabilities into our compliance document management suite, Avalara can support and automate additional annual requirements for our customers.”

“This acquisition creates new opportunities for our team to support our valued clients across a broader range of federal and state compliance requirements. As part of Avalara, we will continue to streamline the burdensome and ever-changing 1099 filing season for businesses and tax professionals,” said Lindsey West, CEO and founder of Track1099.

The financial terms of the deal were not disclosed. Avalara acquired the assets of Track1099, adding technology, content, and expertise to its platform and team.

Acquiring leaders in tax compliance has been core to Avalara’s mission and growth since its founding. In April, Avalara acquired DAVO Technologies to automate the daily sales tax requirements for emerging small businesses. With the acquisition of Track1099, Avalara furthers its pioneering vision of being the leading global compliance platform for businesses.

Forward Looking Statements

This press release contains forward-looking statements including, among others, statements about the expected growth opportunities and synergies arising from the acquisition. In some cases you can identify forward-looking statements because they contain words such as “continue,” “will,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to successfully integrate Track1099 into our business; our ability to sustain our revenue growth rate, to achieve or maintain profitability, and to effectively manage our anticipated growth; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with our financial results and forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

About Avalara

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Brazil, Europe, and India. More information at avalara.com.

Media Contact

Tommy Morgan

media@avalara.com

540-448-7551

Investor Contact

Jennifer Gianola

jennifer.gianola@avalara.com

650-499-9837

Source: Avalara, Inc.